EXHIBIT 10.2

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER. SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED OR HYPOTHECATED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS WARRANT OR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT.

                                     WARRANT

                            TO PURCHASE COMMON STOCK

                                       OF

                                 MEDIABAY, INC.

Issue Date:  March __, 2005                                     Warrant No.  __

      THIS CERTIFIES that [NAME] or any subsequent holder hereof (the "Holder"), has the right to purchase from MEDIABAY, INC., a Florida corporation (the "Company"), up to [NUMBER] fully paid and nonassessable shares of the Company's common stock, no par value (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time and from time to time beginning on the date that is six (6) months following the date on which this Warrant is originally issued (the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is sixty-six (66) months following the Issue Date (or, if such date is not a Business Day, on the Business Day immediately following such date) (the "Expiration Date"). This Warrant is issued pursuant to a Securities Purchase Agreement, dated as of March __, 2005 (the "Securities Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement.

      1. Exercise.

            (a) Right to Exercise; Exercise Price. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the on the date that is six (6) months following the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares"). The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $0.56, subject to adjustment for the events specified in
Section 6 below.

            (b) Exercise Notice. In order to exercise this Warrant, the Holder shall send to the Company by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the Business Day on which the Holder wishes to effect such exercise (the "Exercise Date"), (i) a notice of exercise in substantially the form attached hereto as Exhibit A (the "Exercise Notice"), and (ii) a copy of the original Warrant, and, in the case of a Cash Exercise (as defined below), the Holder shall pay the Exercise Price to the Company by wire transfer. The Holder shall promptly thereafter send the original of the Exercise Notice and the original Warrant to the Company. The Exercise Notice shall state the name or names in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute between the Company and the Holder as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 6 below), the Company shall issue to the Holder the number of Warrant Shares that are not disputed within the time periods specified in Section 2 below and shall submit the disputed calculations to a certified public accounting firm of national reputation (other than the Company's regularly retained accountants) within two (2) Business Days following the date on which the Holder's Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) Business Days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

            (c) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

            (d) Cancellation of Warrant. This Warrant shall be canceled upon its exercise in full and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein or, if later, upon the Company's receipt of the Warrant following such partial exercise, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

            (e) Investment Representations. The delivery by the Holder to the Company of an Exercise Notice shall be deemed to be a representation and warranty made by such Holder of the representations and warranties set forth in Sections 2.2, 2.4, 2.5, 2.6 and 2.8 of the Securities Purchase Agreement as to the Warrant Shares to be issued upon such exercise.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of a fax copy of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) in the case of a Cash Exercise, no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date specified in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, (B) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date specified in such Exercise Notice, and
(C) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) Business Day following the determination made pursuant to Section 1(b) (each of the dates specified in (A), (B) or (C) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder, as long as the Company's designated transfer agent (the "Transfer Agent") participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST") and no restrictive legend is required pursuant to the terms of this Warrant or the Securities Purchase Agreement, by crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST or if the Holder so specifies in a Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Warrant Shares delivered to the Holder shall not contain any restrictive legend unless such legend is required pursuant to the terms of the Securities Purchase Agreement.

      3. Failure to Deliver Warrant Shares.

            (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor and such failure to deliver Warrant Shares continues for two (2) Business Days following the delivery of written notice thereof from such Holder (an "Exercise Default"), the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of
(i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of fifteen percent (15%) per annum and the maximum interest rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) Business Day of each calendar month following the calendar month in which such amount has accrued. The first occurrence of an Exercise Default with respect to a Holder shall not be deemed to be a Fundamental Change (under and as defined in the Articles of Amendment) giving rise to a Mandatory Redemption right under the Articles of Amendment provided such Exercise Default is cured within two (2) Business Days following written notice to the Company thereof, and no Exercise Default with respect to any Holder shall be deemed to be a Fundamental Change giving rise to a Mandatory Redemption right with respect to any other Holder.

            (b) In the event of an Exercise Default, the Holder may, upon written notice to the Company (an "Exercise Default Notice"), regain on the date of such notice the rights of the Holder under the exercised portion of this Warrant that is the subject of such Exercise Default. In the event of such Exercise Default and delivery of an Exercise Default Notice, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant Shares (including without limitation the right to receive the cash payments as specified in Section 3(a) above).

            (c) The Holder's rights and remedies hereunder are cumulative, and no right or remedy is exclusive of any other. In addition to the amounts specified herein, the Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise).

      4. Exercise Limitations. In no event shall a Holder be permitted to exercise this Warrant, or part hereof, if, upon such exercise, either:

            (a) the number of shares of Common Stock beneficially owned by the Holder, together with its Affiliates (other than shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4(a)), would exceed the Exercise Limitation (as defined below) in effect at such time. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this Section 4(a) applies, the submission of an Exercise Notice by the Holder shall be deemed to be the Holder's representation that this Warrant is exercisable pursuant to the terms hereof and the Company shall be entitled to rely on such representation without making any further inquiry as to whether this Section 4(a) applies. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant, or part thereof, at such time as such exercise will not violate the provisions of this Section 4(a). For purposes hereof, "Exercise Limitation" means, at a given time, 4.99% of the number of shares of Common Stock issued and outstanding at such time (assuming for such purposes, that the such exercise or partial exercise has been effected as of the relevant date); provided, however, that the Holder may elect, upon sixty-one (61) days' prior written notice from the Holder to the Company, to change the Exercise Limitation applicable to the Holder and its Affiliates to 9.5% of the number of shares of Common Stock issued and outstanding at such time (assuming for such purposes, that the such exercise or partial exercise has been effected as of the relevant date). This Section 4(a) may not be amended unless such amendment is approved by the holders of a majority of the Common Stock then outstanding; or

            (b) the number of Warrant Shares that the Holder would receive upon such exercise, when added to the number of Warrant Shares previously received by the Holder pursuant to this Warrant and the other Warrants issued pursuant to the Securities Purchase Agreement and the number of shares of Common Stock received by the Holder upon conversion of the Preferred Shares, would exceed the product of (A) 19.99% of the number of shares of Common Stock outstanding on the Issue Date immediately prior to the Closing (subject to adjustment upon a stock split, stock dividend or similar event) (the "Cap Amount") multiplied by (B) a fraction, the numerator of which is the number of Warrant Shares originally issuable under this Warrant and the denominator of which is the aggregate number of Warrant Shares originally issuable under all of the Warrants (such product, the "Allocation Amount"); provided, that none of the provisions of this paragraph (b) shall apply if Stockholder Approval (as defined below) has been obtained or the Holder has delivered to the Company a legal opinion reasonably acceptable to the Company that such approval is not required under the applicable listing requirements of the Principal Market. In the event that any Holder to which this Warrant was originally issued shall sell or otherwise transfer any part of this Warrant, the remaining Warrant Shares constituting such transferring Holder's Allocation Amount shall be allocated between the transferring Holder and the transferee in proportion to amount of this Warrant transferred. In the event that, at any time, the aggregate number of Warrant Shares issued and issuable under this Warrant and the Holder's Preferred Shares exceeds eighty percent (80%) of the Holder's Allocation Amount, the Company shall, upon the written request of the Holder, hold as promptly as reasonably practicable a special meeting of its stockholders for the purpose of obtaining, and use its best all commercially reasonable efforts to obtain, Stockholder Approval. In the event that the stockholders do not approve such transactions at such meeting, the Company shall continue to use all commercially reasonable its best efforts to seek such approval as soon as practicable after such meeting, but no less frequently than quarterly thereafter. "Stockholder Approval" means the affirmative vote of the holders of such number of votes cast at a meeting of stockholders approving the issuance of Common Stock in excess of the Cap Amount as may be required under the applicable listing requirements of the Principal Market.

      5. Payment of the Exercise Price; Cashless Exercise. The Holder may pay the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

            (a) through a cash exercise (a "Cash Exercise") by delivering immediately available funds, or

            (b) if an effective Registration Statement is not available for the resale of all of the Warrant Shares issuable hereunder at the time an Exercise Notice is delivered to the Company, through a cashless exercise (a "Cashless Exercise"), as hereinafter provided. The Holder may effect a Cashless Exercise by surrendering this Warrant to the Company and noting on the Exercise Notice that the Holder wishes to effect a Cashless Exercise, upon which the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                  X = Y x (A-B)/A

where:            X = the number of Warrant Shares to be issued to the Holder;

                  Y = the number of Warrant Shares with respect to
                      which this Warrant is being exercised;

                  A = the Market Price (as defined in the Articles of
                      Amendment) as of the Exercise Date; and

                  B = the Exercise Price.

For purposes of Rule 144, it is intended and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares required by Rule 144 shall be deemed to have been commenced, on the Issue Date.

      6. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6. In the event that any adjustment of the Exercise Price required herein results in a fraction of a cent, the Exercise Price shall be rounded up or down to the nearest one hundredth of a cent.

            (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the outstanding shares of Common Stock into a greater number of shares, then effective upon the close of business on the record date for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the Issue Date, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the outstanding shares of Common Stock into a smaller number of shares, then, effective upon the close of business on the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased.

            (b) Distributions. If, at any time after the Issue Date, the Company declares or makes any distribution of cash or any other assets (or rights to acquire such assets) to holders of Common Stock, as a partial liquidating dividend or otherwise, including without limitation any dividend or distribution to the Company's stockholders in shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least twenty (20) days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and
(ii) the date on which such Distribution is made (the "Distribution Date") (the earlier of such dates being referred to as the "Determination Date"). In the Distribution Notice to a Holder, the Company shall indicate whether the Company has elected (A) to deliver to such Holder, upon any exercise of this Warrant after the Determination Date, the same amount and type of assets being distributed in such Distribution as though the Holder were, on the Determination Date, a holder of a number of shares of Common Stock into which this Warrant is exercisable as of such Determination Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise) or (B) upon any exercise of this Warrant on or after the Determination Date, to reduce the Exercise Price applicable to such exercise by reducing the Exercise Price in effect on the Business Day immediately preceding the Record Date by an amount equal to the fair market value of the assets to be distributed divided by the number of shares of Common Stock as to which such Distribution is to be made, such fair market value to be reasonably determined in good faith by the Company's Board of Directors. If the Company does not notify the Holders of its election pursuant to the preceding sentence on or prior to the Determination Date, the Company shall be deemed to have elected clause (A) of the preceding sentence.

            (c) Dilutive Issuances.

                  (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph
(ii) of this paragraph (c), is deemed to have issued or sold, any shares of Common Stock for per share consideration less than the Exercise Price on the date of such issuance or sale (a "Dilutive Issuance"), then effective immediately upon such Dilutive Issuance, the Exercise Price shall be adjusted so as to equal the consideration received or receivable by the Company (on a per share basis) for the additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below). For the avoidance of doubt, no adjustment shall be made pursuant to this clause (c)(i) if such adjustment would result in an increase in the Exercise Price then in effect.

                  (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this paragraph (c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or
            sells any options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights"), whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities"), if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, ---- in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in subparagraph (ii)(B) below) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in this subparagraph (ii)(B)), by (y) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then for purposes of the first sentence of this subparagraph (B), the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof were seventy-five percent (75%) of the actual conversion price on such date (or such higher minimum conversion price if such Variable Rate Convertible Security is subject to a minimum conversion price) (the "Assumed Variable Market Price"), and, further, if the conversion price of such Variable Rate Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this paragraph (c) with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence; provided, however, that if the conversion or exercise price or exchange ratio of a Convertible Security may fluctuate solely as a result of provisions designed to protect against dilution, such Convertible Security shall not be deemed to be a Variable Rate Convertible Security. No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If, following an adjustment to the Exercise Price upon the issuance of Purchase Rights or Convertible Securities pursuant to a Dilutive Issuance, there is a change at any time in (x) the amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common
            Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefore. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Market Price thereof on the date of receipt. Notwithstanding anything else herein to the contrary, if Common Stock Purchase Rights or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the Holder may elect to determine the amount of consideration deemed to be received by the Company therefor by deducting the fair value of any type of securities (the "Disregarded Securities") issued or sold in such transaction or series of transactions. If the Holder makes an election pursuant to the immediately preceding sentence, no adjustment to the Exercise Price shall be made pursuant to this paragraph (c) for the issuance of the Disregarded Securities or upon any conversion, exercise or exchange thereof. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities.

                  (E) Issuances Without Consideration Pursuant to Existing
            Securities. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any anti-dilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any Convertible Securities or Purchase Rights outstanding as of the date hereof, then all shares of Common Stock so issued shall be deemed to have been issued for no consideration.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this paragraph (c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (A) securities purchased under the Securities Purchase Agreement; (B) securities issued upon conversion of the Preferred Shares or exercise of the Warrants; (C) shares of Common Stock issuable or issued to (x) employees, consultants, officers or directors from time to time either directly or upon the exercise of options, in such case granted or to be granted by the Board of Directors or a committee thereof, pursuant to one or more stock option plans, stock incentive plans or restricted stock plans or stock purchase plans in effect as of the Closing Date or approved by the Board of Directors including a majority of the Company's independent directors (as such term is defined under Rule 4200(a)(15) of the Nasdaq Market Rules), or (y) consultants or vendors pursuant to options or warrants to purchase Common Stock that are outstanding on the date hereof or issued hereafter, provided such issuances are approved by the Board of Directors; provided, that in the case of any such options described in this clause (C) that are issued after the date hereof, only options exercisable for a maximum of 10% of the number of shares outstanding on the Closing Date shall be included as "Excluded Securities" (it being understood that such number does not include any options the issuance of which is not a Dilutive Issuance); (D) except as required by paragraph (c)(ii)(E) above, shares of Common Stock issued in connection with any Convertible Securities or Purchase Rights outstanding on the date hereof; (E) shares of Common Stock issued to a Person in connection with a joint venture, strategic alliance or other commercial relationship with such Person relating to the operation of the Company's business and not for the purpose of raising equity capital; (F) shares of Common Stock issued in connection with the acquisition by the Company of any corporation or other entity or of substantially all of the assets of any corporation or other entity or division or business unit thereof occurring after the Effective Date.

                  (iv) Notice Of Adjustments. Upon the occurrence of one or more adjustments or readjustments of the Exercise Price pursuant to this paragraph
(c) or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a notice (an "Adjustment Notice") setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based, and, on or before the time that it delivers an Adjustment Notice, publicly disclose the contents thereof. The failure of the Company to deliver an Adjustment Notice shall not affect the validity of any such adjustment.

            (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets (including, without limitation, cash) of the Company or another entity (other than any exchange of shares, recapitalization, reorganization, redemption or other similar event that does not result in a change in the identity, percentage ownership or relative rights of the stockholders of the Company), or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) Trading Days written notice prior to the earlier of (x) the closing or effectiveness of such Major Transaction and (y) the record date for the receipt of such shares of stock or securities or other assets. In the event of a Major Transaction, the Holder shall be permitted (but shall not be required) to either
(i) require the Company to repurchase this Warrant for an amount equal to the value of this Warrant calculated pursuant to the Black-Scholes pricing model (with a maximum volatility of 100%) or (ii) exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder upon such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction. If and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

            (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6. Any adjustment made herein that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of shares of Common Stock into which this Warrant is exercisable.

      7. Fractional Interests. No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the Market Price as of the Exercise Date.

      8. Transfer of this Warrant. The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition (other than a pledge), the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      9. Benefits of this Warrant. This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      10. Loss, theft, destruction or mutilation of Warrant. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      11. Certain Agreements of the Company.

            The Company hereby covenants and agrees as follows:

            (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances.

            (b) Certain Actions Prohibited. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

      12. Notice or Demands. Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            MediaBay, Inc.
            2 Ridgedale Avenue, Suite 300
            Cedar Knolls, New Jersey 07927
            Attn: Chief Executive Officer and
                  Chief Financial Officer
            Tel: (973) 539-9528
            Fax: (973) 539-1273
            with a copy to:

            Blank Rome LLP
            The Chrysler Building
            405 Lexington Avenue
            New York, NY  10174
            Attn: Robert J. Mittman
            Tel: (212) 885-5000
            Fax: (212) 885-5001

and if to the Holder, to such address as the Holder shall have furnished to the Company in writing.

      13. Applicable Law. This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

      14. Amendments. No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      15. Successors and Assigns. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties including, without limitation, upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

      16. Entire Agreement. This Warrant, the Securities Purchase Agreement, the Articles of Amendment, the Registration Rights Agreement, and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement, the Articles of Amendment, the Registration Rights Agreement, and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof, including, without limitation, any nondisclosure or similar agreement heretofore entered into between the Holder and the Company.

      17. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                        MEDIABAY, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                            EXHIBIT A to WARRANT

                                 EXERCISE NOTICE

      The undersigned Holder hereby irrevocably exercises the right to purchase of the shares of Common Stock ("Warrant Shares") of ___________________________ evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

            ______ a Cash Exercise with respect to _________________ Warrant Shares; and/or

            ______ a Cashless Exercise with respect to _________________ Warrant Shares, as permitted by Section 5(b) of the attached Warrant.

      2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.


Date:
      -----------------------------



-----------------------------------
      Name of Registered Holder


By:
    -------------------------------
     Name:
     Title:

                                                            EXHIBIT B to WARRANT

                                 TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase shares of the Common Stock of _____________________ evidenced by the attached Warrant.


Date:
      -----------------------------


-----------------------------------
      Name of Registered Holder


By:
    -------------------------------
     Name:
     Title:

Transferee Name and Address:


-----------------------------------


-----------------------------------


-----------------------------------